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                                                              EXHIBIT 10.23





                           AMENDMENT NO. 1997-1 TO THE
                             1993 STOCK OPTION PLAN

                 This Amendment No. 1997-1 is made to the Baker Hughes Incorporated 1993 Stock Option Plan ("the Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

                 WHEREAS, Baker Hughes Incorporated (the "Company") has determined that it is in its best interest and that of its stockholders to amend the Plan as set forth herein;

                 NOW, THEREFORE, the Plan is amended as follows:

                 1. Article 1, Paragraph 11 of the Plan is amended in its entirety to read as follows:

                          11.     Change in Control.

                          (a) Notwithstanding any provision of the Plan to the contrary, in the event of an occurrence of a Change in Control, all options granted pursuant to this Plan shall become fully vested and exercisable.

                          (b) Notwithstanding any provision of the Plan to the contrary, all outstanding options held by an Employee Optionee shall become fully vested and exercisable as of the effective date of termination of such Employee Optionee's employment if (i) such Employee Optionee's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control,
                 (ii) such Employee Optionee terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause (i), or (iii) such Employee Optionee's employment is terminated by
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                 the Company without Cause or by the Employee Optionee for Good
                 Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs).

                          (c) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Act.

                          (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 promulgated under the Act.

                          (e) "Cause" for termination by the Company of the Employee Optionee's employment shall mean (i) the willful and continued failure by the Employee Optionee to substantially perform the Employee Optionee's duties with the Company (other than any such failure resulting from the Employee Optionee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for Good Reason by the Employee Optionee) after a written demand for substantial performance is delivered to the Employee Optionee by the CIC Committee, which demand specifically identifies the manner in which the CIC Committee believes that the Employee Optionee has not substantially performed the Employee Optionee's duties, or (ii) the willful engaging by the Employee Optionee in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses
                 (i) and (ii) of this definition, (x) no act, or failure to act, on the Employee Optionee's part shall be deemed "willful" unless done, or omitted to be done, by the Employee Optionee not in good faith and without reasonable belief that the Employee Optionee's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company

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                 establishes to the CIC Committee by clear and convincing
                 evidence that Cause exists.

                          (f) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                                  (1)      any Person is or becomes the
                 Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

                                  (2)      the following individuals cease for
                 any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                                  (3)      there is consummated a merger or
                 consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation


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                 continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20%, or more of the combined voting power of the Company's then outstanding securities; or

                                  (4)      the stockholders of the Company
                 approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                          Notwithstanding the foregoing, a "Change in Control"
                 shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series

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                 of transactions continue to have substantially the same
                 proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                                  (f)      "CIC Committee" shall mean (i) the
                 individuals (not fewer than three in number) who, on the date six months before a Change in Control, constitute the Compensation Committee of the Board of Directors of the Company, plus (ii) in the event that fewer than three individuals are available from the group specified in clause
                 (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause (ii)); provided, however, that the maximum number of individuals constituting the CIC Committee shall not exceed six (6).

                                  (g) "Good Reason" for termination by the Employee Optionee of the Employee Optionee's employment shall mean the occurrence (without the Employee Optionee's express written consent) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses
                 (ii) and (iii) of Article I, Paragraph 11(b) hereof (treating all references in paragraphs (1) through (7) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (1), (5), (6) or (7) below, such act or failure to act is corrected prior to the effective date of the Employee Optionee's termination for Good Reason;

                                        (1)     the assignment to the Employee
                 Optionee of any duties inconsistent with the status of the Employee Optionee's position with the Company or a substantial adverse alteration in the nature or status of the Employee Optionee's responsibilities from those in effect immediately prior to the Change in Control;



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                                        (2)     a reduction by the Company in
                 the Employee Optionee's annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company;

                                        (3)     the relocation of the Employee
                 Optionee's principal place of employment to a location more than 50 miles from the Employee Optionee's principal place of employment immediately prior to the Change in Control or the Company's requiring the Employee Optionee to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Employee Optionee's present business travel obligations;

                                        (4)     the failure by the Company to
                 pay to the Employee Optionee any portion of the Employee Optionee's current compensation except pursuant to an across-the-board compensation deferral similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company, or to pay to the Employee Optionee any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven
                 (7) days of the date such compensation is due;

                                        (5)     the failure by the Company to
                 continue in effect any compensation plan in which the Employee Optionee participates immediately prior to the Change in Control which is material to the Employee Optionee's total


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                 compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Employee Optionee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Employee Optionee's participation relative to other participants, as existed immediately prior to the Change in Control;


                                        (6)     the failure by the Company to
                 continue to provide the Employee Optionee with benefits substantially similar to those enjoyed by the Employee Optionee under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the Employee Optionee was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Employee Optionee of any material fringe benefit or perquisite enjoyed by the Employee Optionee at the time of the Change in Control, or the failure by the Company to provide the Employee Optionee with the number of paid vacation days to which the Employee Optionee is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

                                        (7)     if the Employee Optionee is
                 party to an individual employment, severance or other similar agreement with the Company, any purported termination of the Employee Optionee's employment which is not effected pursuant to the notice of termination or other procedures specified therein.

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                          The Employee Optionee's right to terminate the
                 Employee Optionee's employment for Good Reason shall not be affected by the Employee Optionee's incapacity due to physical or mental illness. The Employee Optionee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

                          For purposes of any determination regarding the
                 existence of Good Reason, any claim by the Employee Optionee that Good Reason exists shall be presumed to be correct unless the Company establishes to the CIC Committee by clear and convincing evidence that Good Reason does not exist.

                                  (h)      "Person" shall have the meaning
                 given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates,
                 (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                                  (i)      A "Potential Change in Control"
                 shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                                        (1)     the Company enters into an
                 agreement, the consummation of which would result in the occurrence of a Change in Control;


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                                        (2)     the Company or any Person
                 publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                                        (3)     any Person becomes the
                 Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates); or

                                        (4)     the Board of Directors of the
                 Company adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

                 2. Article II, Paragraph 3(b)(2)(i) of the Plan is amended by inserting, immediately following the phrase "(other than legitimate competition)", the following:

                 , if such termination of employment occurs prior to a Change in Control or after the second anniversary of a Change in Control, and thirty days following such termination of employment if such termination occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11 hereof)

                 3. Article III, Paragraph 3(b)(2)(i) of the Plan is amended by inserting, immediately following the phrase "(other than legitimate competition)", the following:

                 , if such termination of employment occurs prior to a Change in Control or after the second anniversary of a Change in Control, and thirty days following such termination of employment if such termination occurs within two years following a Change in Control (in each case, as such term is defined in Article 1, Paragraph 11 hereof)


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                 4.       Article IV, Paragraph 2 of the Plan is amended by
adding the following new sentence at the end thereof:

                 Notwithstanding any provision of this Plan to the contrary, no options shall be granted under this Article IV, Paragraph 2 after October 22, 1997.

                 5. Article IV, Paragraph 5(b)(1) of the Plan is amended in its entirety to read as follows:

                          (1) With respect to each option granted within the one-year period preceding such termination of service:

                           (i) At the time the Non-Employee Director's directorship is terminated, if such termination of service occurs prior to a Change in Control; or

                           (ii) At the time determined under Section 5(b)(2), if such termination of service occurs following or in connection with a Change in Control.

                 6. Article IV, Paragraph 5(b)(2)(i) of the Plan is amended by deleting the ":" therein and inserting in lieu thereof the following:

                 , if such termination of service occurs prior to a Change in Control or after the second anniversary of a Change in Control, and thirty days following such termination of service if such termination occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 11 hereof);


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                 The effective date of this Amendment No. 1997-1 shall be July
23, 1997; provided, however, that, in the event that (A) the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment, (B) such transaction constitutes a Change in Control within the meaning of the Plan and (C) individuals who satisfy the requirements in clauses (i) and (ii) below constitute at least two-thirds (2/3) of the number of directors of the entity surviving such transaction or any parent thereof: individuals who (i) immediately prior to such transaction constitute the Board of Directors of the Company and (ii) on the date hereof constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended, by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended then (a) this Amendment No. 1997-1 shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (b) to the extent that the application of clause (a) of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any provision or combination of provisions of this Amendment No. 1997-1 disqualifies the transaction as a "pooling" transaction (including, if applicable, this entire Amendment No. 1997-1), the Board of Directors of the Company shall amend such provision or provisions if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a "pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is


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required as a condition to the consummation of such transaction. Except as herein modified, the Plan shall remain in full force and effect.

                                    BAKER HUGHES INCORPORATED

                                    By:  /s/  G.S. FINLEY
                                       ---------------------------
                                    Title:     CHIEF ADMINISTRATIVE OFFICER



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